Exhibit 99.2 AI-POWERED, PORTABLE BRAIN MRI ® The Swoop Portable MR Imaging System is Driving the Future of Brain Health Corporate Investor Deck – October 2026 The Hyperfine logo, Swoop, and Portable MR Imaging are registered trademarks of Hyperfine, Inc. The Swoop logo, Optive AI logo, and Optive AI are trademarks of Hyperfine, Inc. PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of Hyperfine, Inc. (the “Company”) may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations about the Company’s financial and operating results, including, the Company’s expected revenue, gross TM margin and cash burn for the full year 2026, the Company's cash runway, the Company’s goals and commercial plans, including the Company’s commercial rollout of the Company’s Optive AI software and Swoop® system, the acceleration of the adoption of the Swoop® system across multiple sites of care in the hospital, office-based, wellness and longevity, and mobile settings, and international markets, the benefits of the Company’s products and services, progress on improvements and advancements in the Company’s products and services, and the Company’s future performance, including its financial performance, and its ability to implement its strategy. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the success, cost and timing of the Company’s product development and commercialization activities, including the degree that the Swoop® system is accepted and used by healthcare professionals; the Company’s ability to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the ability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the ability of the Company to identify, in-license or acquire additional technology; the ability of the Company to maintain its existing or future license, manufacturing, supply and distribution agreements and to obtain adequate supply of its products; existing and potential future National Institutes of Health funding pressures; existing and potential future effects from U.S. export controls and tariffs; the ability of the Company to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using the Company’s products and services; the Company’s ability to successfully complete and generate positive data from the PRIME study and Contrast PMR study; the Company’s ability to generate clinical evidence of the benefits of the Company’s products and services and to progress on product advancements and improvements; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company's ability to meet the conditions for additional tranches under its term loan facility; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including those under “Risk Factors” therein. The Company cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation includes preliminary financial estimates for the quarter and nine months ended September 30, 2026, which reflect management’s current views and may change as a result of management’s final review of results and other factors, including significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed). In the course of preparing and finalizing these accounting books and records, and in preparing financial statements for the nine months ended September 30, 2026, the preliminary estimates for the quarter and nine months ended September 30, 2026 will be subject to change and the Company may identify items that will require it to make adjustments to the Company’s preliminary estimates described herein. Any such changes could be material. For these or other reasons, the preliminary financial estimates for the quarter and nine months ended September 30, 2026 may not ultimately be indicative of the Company’s results for such period and actual results may differ materially from those described herein. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these preliminary results, nor have they expressed any opinion or any other form of assurance on these preliminary results. These unaudited preliminary financial estimates are presented for informational purposes only and do not purport to represent the Company’s financial condition or results of operations for any future date or period. As a result, caution should be exercised in relying on these estimates and no inferences should be drawn from these estimates regarding financial or operating data not provided. The Company has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measure included in this presentation is net cash burn. Management uses this non-GAAP financial measure, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measure does not include the impact of items that management does not consider indicative of the Company's core operating performance. Management believes that this non-GAAP financial measure, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain financing proceeds that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. The reconciliation between the most directly comparable GAAP measure, net change in cash and cash equivalents, and historical non-GAAP net cash burn is presented in the accompanying slides. A reconciliation of the Company’s full-year 2026 net cash burn guidance to the most directly comparable GAAP measure is not provided because the Company is unable to predict certain components of such measure, including future financing proceeds, without unreasonable efforts. Future financing proceeds could cause the Company’s actual net change in cash and cash equivalents to differ materially from its net cash burn guidance. 2 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Q3 2026: Inflection in a Strengthening Business

Preliminary Revenue +53%, Preliminary Cash Burn -29% Sequentially

Q3 Preliminary Results[1]

~$6.0M Revenue
Up **~53%** Sequentially

~$5.6M Cash Burn[3]
Down **~29%** Sequentially

Revenue > Cash Burn
For the **First Time**

~$37.9M Cash[4]
Runway Expected into 2028

FY2026 Guidance Reaffirmed[2]

Expected Revenue: $20–22M
Up **~55%** YoY

Expected Cash Burn: $26–28M
Down **~10%** YoY

Q3 Earnings
November 9, 2026

Recent Milestones

- FDA Clearance & Launch of AI Software
- CE Mark & UKCA: Model 2
- India Approval & First Site
- Contrast PMR Study Enrolled
- Stroke & HEOR Publications
- Record US Scan Volumes

Strong Outlook

De-risked, Disruptive AI-powered Technology

3 Growth Vectors

- US Hospitals & IDN
- US Office / Outpatient
- International

R&D to Expand Utility

AI-enabled Platform Opportunities

1. Q3'26 figures are preliminary and unaudited, subject to quarter-end close; full results expected to be reported November 9, 2026.
2. Changes calculated using the mid-point of the FY2026 guidance range. The Company has not provided a reconciliation of full year 2026 net cash burn guidance to forward-looking net change in cash and cash equivalents, because the amount and timing of future financing proceeds cannot be predicted without unreasonable efforts.
3. Cash burn is calculated as change in cash and cash equivalents less net financing proceeds, including net proceeds from shares issued under the Company's "at-the-market" offering program, the Company's February 2025 registered direct offering, the Company's October 2025 underwritten public offering, and the Company's March 2026 debt financing. Cash and cash equivalents were $40.8 million as of March 31, 2026 and $43.5 million as of June 30, 2026, and are preliminarily expected, on an unaudited basis, to be approximately $37.9 million as of September 30, 2026. Net financing proceeds in the aggregate were $10.6 million for the quarter ended June 30, 2026 and $0.0 million for the quarter ended September 30, 2026. All quarterly numbers presented herein are unaudited.
4. Cash and cash equivalents as of September 30, 2026

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SWOOP

Evolution of Brain Imaging Democratization, Decentralization, and Automation for Better Brain Health THE GATEWAY Restricted, Hospital-Centric Universal, Patient/Consumer Centric Hospital Shielded facility Office • Concierge • Longevity • Mobile • + Community Brain Care Brain Care for disease management for disease management + Brain Health & Wellness for prevention & ongoing assessment Physician/MR Tech Driven Making Brain MRI Physician Driven Possible for Everyone Patient/Consumer driven • Operator agnostic Human Interpretation + Human Interpretation AI for scalable, automated assessment & + monitoring 4 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Hyperfine’s Miniaturized MRI Technology Could Drive the Future of Imaging A suite of proprietary imaging technologies and know-how that enable Miniaturized MRI for a full range of applications with proven usability & scalability More Than a Portable Brain MRI Company... 5 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

The Swoop System Transforms and Expands the Reach of Brain Imaging Diagnostic Image Quality Portable, Compact Design Goes Simplified Set Up and Scanning for Directly to the Patient Broad Usability Clinicians Can Act On USING THE SWOOP SYSTEM IMPROVES MRI CAPACITY AND ACCESS WITH MEANINGFUL CLINICAL AND ECONOMIC BENEFIT FOR PATIENTS, CLINICIANS AND PROVIDERS 6 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

MRI is the Clinical Gold Standard, But Capacity and Access Are Limited The MRI You Know The MRI You Wish For Significantly less expensive, no High-cost and complex site shielding or siting required. requirements limit access Available at any healthcare facility Need for highly trained No dedicated personnel to operate. personnel constrains capacity Easy to learn how to scan Limited availability leads to Imaging available to support triage delayed diagnosis and care and point of care decision making and safe to scan “anywhere” Inpatient transport increases No patient transport; significant risk of adverse events cost and personnel efficiencies for critical care patients 7 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Large Market Potential Bringing MRI to Multiple Sites of Care

Sizeable and Growing US TAM[1] Through New Sites of Care

$1.5B	$6B+	$16B+
Inpatient Settings **2023+**	**Outpatient Settings** **2025+**	**Community Settings** **2026+**
4,000+ *Adult critical care* *Peds critical care*	**10,000+** *Emergency departments*[2] *Neurology offices* *Infusion centers*	**25,000+** *Urgent care facilities* *Nursing homes* *Concierge medicine*

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1. *TAM Calculation Based on Number of Sites of Care (Company Estimates on File) Multiplied by US Device ASP*
2. *Data as of 2020*

SWOOP

Addressing Critical Unmet Needs in Neurological Disease MRI access remains a critical gap — Swoop system brings point-of-care brain imaging to acute and chronic neurodegenerative conditions Sources: Published literature and company data on file. Stroke Dementia 12.2M 1.9M 1 in 4 55M+ 139M 2 in 3 new strokes neurons lost every adults will have people living with projected cases people with dementia globally / year minute untreated a stroke in lifetime dementia globally by 2050 remain undiagnosed CARE CO NTI NUUM CARE CO NTI NUUM Emergency Bedside ICU Inpatient Community Disease DMT / ARIA Initial Triage Diagnosis Monitoring Follow-up Screening Monitoring Monitoring Diagnosis • Closing the diagnosis gap: 2 in 3 people with dementia go • Bedside MRI reduces imaging turnaround by ~18 hours, delivering undiagnosed — Swoop system can bring MRI to the clinic. stroke imaging without the conventional high-field MRI wait. • One-stop clinic model: MRI + cognitive testing + biomarkers in a • DWI-FLAIR mismatch provides a bedside “tissue clock,” helping single nurse-led visit — being validated at Univ. of Kansas ADRC. identify treatable wake-up and unknown-onset stroke patients. • Epidemiological studies on cognitive function, enabling large- • Published SVIN 2026 data showed 100% sensitivity and 100% scale research in aging, cognitive decline, and dementia. specificity for lesions >1.0 mL. • Supports the Alzheimer's treatment era: 100% sensitivity for ARIA- • Real-world deployment saved ~$324K in 33 weeks, supporting E detection in patients receiving anti-amyloid therapy. scalable stroke programs across health systems. 9 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Solid Fundamentals: Accelerating Growth

Development, Clinical & Early Commercial FOUNDATION

- **First Mover Advantage**
  - ~200 Issued Patents
  - First FDA-cleared AI-powered portable brain MRI system
  - Over 225 Installed base globally and 250,000 images
- **Compelling Business Model**
  - Broad FDA-clearance for brain imaging in patients of all ages
  - Reimbursement in place in the U.S. under existing CPT codes in both hospital and office settings
  - Demonstrated strong value proposition & validated health economics in multiple sites of care
- **Agile Innovation**
  - Prolific engine of fast market-driven innovation
  - ~2 AI-powered software releases per year
- **Evidence to Support Broad Clinical Utility**
  - Clinical evidence across key clinical sites & use cases
  - Over 180 peer-reviewed publications and editorials & 280 scientific presentations

Compelling STRATEGY


Hospital
Office
International

+

Transformative TECHNOLOGY

Model 2 Swoop System
Powered by Optive AI
June 2025



Model 2

Commercial EXPANSION

- **Model 2 Swoop System Launch**
  - Outstanding market feedback on Optive AI image quality
  - Placements in all targeted sites of care since launch
  - Significant increases in utilization
- **Commercial Expansion**
  - Hospital: Expand to multiple new sites of care, multiple unit placements, and health systems / IDN strategy
  - Office: Launch into new business vertical
  - International: Model 2 Swoop system and latest Optive AI Software Launched in UK and Europe in mid-2026
- **Scalable**
  - Established global contract manufacturing partner
  - Connected ecosystem; cloud infrastructure & certifications
- **Strong Financials**
  - Diversified revenue growth, attractive & expanding gross margins, spending discipline & strong operating leverage
  - Strengthened balance sheet, capital to fund commercial growth
- **Future Expansion Opportunities**
  - Platform technology with opportunities in AI, new anatomies, intervention support and other capabilities

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SWOOP

How Close Are We to Conventional MRI? 0.064T Swoop System 1.5 T † Powered by Optive AI Software* Conventional MRI 11 PROPERTY OF HYPERFINE ©2026. All rights reserved. * Sequence image acquired with Model 2 Swoop system hardware. † 1.5 T conventional MRI scans performed in 2018

Image Quality of Next-Gen Swoop System to Drive Broad Adoption

Image Quality Approaching Conventional MRI

Case Study of Swoop System vs. High-Field 3T

63-year-old female with history of prior infarct presenting with new-onset headache. Physicians performed office-based imaging with the Swoop system, demonstrating chronic infarct without evidence of acute ischemia.

➢ Old Infarct


FLAIR (Swoop System)
FLAIR (High-field 3T)
T1 (Gray/White) (Swoop System)
T 1 (High-field 3T)

Sources: Images from NEURO-PMR study (Case 040)

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AI-Enabled Imaging Software Advanced, AI-driven image reconstruction to ultra-low field MRI—unlocking clearer images at lower field strengths Reduces noise and blur with deep learning, enhances image clarity and consistency, provides sharper anatomical detail to support confident diagnoses at the point of care 12 Generations of AI-enabled software A leader in FDA cleared AI-enabled devices POWERING THE FUTURE OF PORTABLE MRI Available on all Swoop systems . Source: U.S. FDA Artificial Intelligence-Enabled Medical Devices List (June 30, 2026) 13 PROPERTY OF HYPERFINE. ©2026. All rights reserved. .

Robust Commercial Growth Strategy Driven By 3 Diversified Business Verticals US NEUROLOGY OFFICE IAC NEURO PMR CONTRAST PMR Accreditation (Enrolled) INTERNATIONAL Initial UK/CE Initial India Model 2 Swoop Clearance Clearance UK/CE Clearance Critical Care Emergency Hospital IDNs US HOSPITAL (Adult & Pediatric) Department Clinics Published ACTION PMR PRIME HEOR Paper 2020 2022 2024 2026 Model 2 Swoop Initial FDA th ------ 11 & 12th generations ----------------------- 10 generations of AI-enabled software ----------------------- Clearance FDA Clearance 14 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Hospital Business

- Compelling clinical utility in critical care, emergency triage, neurosurgery and neuro follow up in adults & peds
- Strong economic value proposition
  - Swoop system scans qualify for existing reimbursement (CPT 70551)
  - Opportunity to increase revenue, cost savings and optimized care
  - Published peer reviewed health economic paper Q4'25
  - 1–1.5-year breakeven versus 3–4 years for typical capital equipment
- Potential for multiple systems within same hospital
  - ICUs, Emergency departments & Hospital-based clinics
- Sales Cycle can be quicker in same Health Systems / IDN
  - ~60–70% of US hospitals part of Health Systems / IDNs
- Strong market activation from launch of Model 2 Swoop system powered by Optive AI software
  - Outstanding radiology feedback on image quality
  - Strong inbound interest Including new use cases (e.g. neurosurgery)
  - Robust pipeline of multiple unit deals & health system discussions
  - Realizing higher ASP supported by Model 2 system



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Office Business

- A typical neurologist orders 500–600 MRIs annually[1,2] for neurologic conditions such as headaches, dementia, tumor, MS, surgery follow-up
- 90% of private neurology practices don't have on-site MR imaging[3]
- Affordable and appealing, plug-and-play *Swoop* system
  - No specialized siting, no helium or electrical infrastructure, & no MRI technologist required[4]
- Strong economic value proposition validated with data
  - Opportunity to add incremental revenue stream & improve patient experience
  - Swoop system scans qualify for existing reimbursement (CPT 70551)
  - IAC Accreditation enables medical offices to qualify for CMS reimbursement
- Office has shorter sales cycle and fewer decision-makers than hospital business
- Strong first-year traction in the new neurology office segment
  - 3,000+ in-office brain MRI scans in year one, across general neurology, headache, memory, pediatric, concierge and longevity practices
  - NEURO PMR published (*Journal of Neuroimaging*): 92% concordance with high-field MRI and 4-to-1 patient preference
  - Engagement growing via the NeuroNet partnership and proactive brain health applications

1. https://practicalneurology.com/diseases-diagnoses/imaging-testing/viewpoints-why-neuroimaging-plays-a-critical-role-in-shaping-the-future-of-neurology/30403/
2. Source: Mindfrog market research (data on file)
3. The practice of neuroimaging within a neurology office setting, 2013 American Academy of Neurology
4. IAC Standards and Guidelines for MRI Accreditation. State regulations vary.

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International Business

- Compelling clinical utility transferable globally
- Selling primarily into the hospital setting, demonstrated value proposition in remote settings
- Optive AI software launched in 10 European languages in Q1'26
- CE Mark and UKCA Mark approvals for both the Model 2 Swoop system and latest Optive AI software supporting key European market launches mid-2026
- Model 2 Swoop system referenced in France's largest public hospital procurement body[1] to facilitate nationwide purchases of portable MRI technology
- India CDSCO approval in December 2025 for Model 1 Swoop system
- Network of reference sites and key opinion leaders globally through Gates Foundation partnership


Model 1
Swoop system
Model 2 Swoop
(Mid-26 European Launch)

1. https://www.uniha.org/qui-sommes-nous/uniha-union-hopitaux-achats

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Scalable Commercialization with US Direct Sales and Global Distribution Network

INSTALLED BASE
Over 225 Swoop Systems Globally[1]

DIRECT



Dedicated Selling & Implementation Teams
(~15 FTE in Total)



DISTRIBUTORS



10+ Markets
(2 FTE in Total)

Healthy US Pricing & Recurring Revenue


Recurring Revenue
Year 1
Years 2 – 5
INITIAL SYSTEM SALES $590K U.S. MSRP
Annual Recurring Revenue (Software, Service & Support)
MSRP: $70K / Year

Swoop System MSRP (Hospital CAPEX)

★ Swoop System Manufactured in U.S. by Global Contract Manufacturer Partner

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SWOOP

1. *Installed base includes commercial and research units as of September 2026.*

Innovation: Product and Clinical Evidence

AI-powered software releases, targeted labeling expansion and new use cases to broaden clinical utility

Product Innovation

- **Model 2 Swoop system:** powered by Optive AI software, launched mid-2025, delivers a substantial improvement in image quality
- **Advanced multi-direction DWI sequence:** FDA cleared December 2025, improves image quality and diagnostic confidence for stroke detection at the point of care
- **Latest Optive AI software, FDA cleared August 2026:** debuts the isotropic T1 sequence for 3D visualization, improved noise correction across all sequences, and a guided scanning workflow, with US rollout beginning September 2026
- **Recurring innovation cadence:** ~2 AI-powered software releases per year, building a foundation for neurosurgery contrast imaging and quantitative MRI
- **Pilot activities for planned new use cases in 2H 2026:** Neurosurgery and Mobile use

Clinical Evidence & Expansion

- **NEURO PMR published:** Portable MRI showed 92% concordance with high-field MRI (98% with clinical information); patients preferred it 4-to-1. Journal of Neuroimaging, Aug 2026
- **Published stroke study (SVIN):** Next-generation DWI detected lesions as small as 2.8 mm, with 100% sensitivity and specificity for lesions over 1 mL
- **Recent peer-reviewed publications (July 2026):** Journal of Neurosurgery case series documents on-site imaging immediately after endovascular neurosurgery to enable same-day discharge, while a Stroke focused series establishes low-field MRI's value across the stroke continuum
- **Contrast PMR study[1]:** enrollment complete, assessing gadolinium-enhanced imaging, reimbursed under dedicated outpatient CPT codes, with FDA submission targeted by end-2026 to expand intended use

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1. *Investigational - expanded use of the Swoop system with contrast agents remains subject to FDA clearance*

SWOOP

Execution Drives Growth and Financial Discipline

Record Quarterly Preliminary Revenue, with Revenue > Cash Burn for the First Time

THREE MONTHS ENDED	Q3 2026 Estimate[1]	Q2 2026	% Change
Revenue	**$6.0M**	$3.9M	*53%* ↑
Net Cash Burn[2]	$(5.6)M	$(7.9)M	*29%* ↓

NINE MONTHS ENDED (September 30)	2026 Estimate[1]	2025	% Change
Revenue	$13.8M	$8.3M	*66%* ↑
Net Cash Burn[2]	$(22.2)M	$(24.2)M	*8%* ↓

1. *Preliminary, Unaudited Financial Results for the Quarter and Nine Months Ended September 30, 2026. The unaudited, preliminary revenue and cash burn results presented above for these periods are based on current expectations and may be adjusted as a result of, among other things, completion of quarterly procedures. This financial information does not represent a comprehensive statement of the Company's financial results for these periods and remains subject to the completion of financial closing procedures and internal reviews.*
2. *Cash burn is calculated as change in cash and cash equivalents less net financing proceeds, including net proceeds from shares issued under the Company's "at-the-market" offering program, the Company's February 2025 registered direct offering, the Company's October 2025 underwritten public offering, and the Company's March 2026 debt financing. Cash and cash equivalents were $40.8 million as of March 31, 2026 and $43.5 million as of June 30, 2026 and are preliminarily expected, on an unaudited basis, to be approximately $37.9 million as of September 30, 2026; net financing proceeds in the aggregate were $10.6 million for the quarter ended June 30, 2026 and $0.0 million for the quarter ended September 30, 2026. Cash and cash equivalents were $37.6 million as of December 31, 2024, $21.6 million as of September 30, 2025, and $35.1 million as of December 31, 2025, and preliminary, unaudited are expected to be approximately $37.9 million as of September 30, 2026; net financing proceeds in the aggregate were $8.1 million for the nine months ended September 30, 2025, and preliminary, unaudited are expected to be approximately $25.0 million for the nine months ended September 30, 2026. All quarterly numbers presented herein are unaudited. Amounts may not reconcile due to rounding.*

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SWOOP

Multiple Catalysts Driving a Durable Revenue Trajectory



Model 2 Swoop system powered by Optive AI software
$2.1
$2.7
$3.4
$5.3 2
$3.9
$3.9
$6.0
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26 Est. 1
US Model 2 Swoop System & Optive AI SW Launches
US Neurology Office Market Launch

Drivers & Catalysts

Ongoing

- US rollout of Model 2 Swoop system & latest Optive AI software
- Growing adoption in ED, hospital clinics, and critical care environments
- New and follow-on orders; health system & IDN-level momentum
- Office-based, wellness and longevity, and mobile settings
- CE Mark and UKCA launch for Model 2 Swoop system; India market entry

Anticipated Contrast Indication Expansion

- Contrast imaging indication would expand clinical indication and utility of the Swoop system
- Outpatient brain MRI scans would be eligible for dedicated CPT codes

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1. *Preliminary, Unaudited Financial Results of Q3 2026. The unaudited, preliminary Q3 2026 financial results presented above for Q3 2026 Revenue are based on current expectations and may be adjusted as a result of, among other things, completion of quarterly procedures. This financial information does not represent a comprehensive statement of the Company's financial results for Q3 2026 and remains subject to the completion of financial closing procedures and internal reviews.*
2. *Included multi-unit system for-charge technology upgrades*

SWOOP

1 Solid Financial Fundamentals Key Takeaways Strong Revenue Growth and Realizing Operating Leverage • Transitioned to Commercial Stage 2 REVENUE AND GROSS MARGIN CASH BURN Organization in 2025 • Model 2 Swoop System Launched FY26 Guidance 2025 2026 Est. Mid’25 in U.S. 25 GM%: 50-55% 40 • Office Market Launched Mid’25 in U.S. 0.52 49.8% $20-$22M • New Technology, US Site of Care Gross 35 Margin % 0.47 Expansion and International Drive 20 $29.9M Revenue Growth 4 FY26 Guidance 30 $26-$28M 0.42 • Volume, Pricing and Efficient Mfg. & Operations Drive GM% Expansion 25 15 $13.6M 0.37 • Lean Organization Focused on 20 Commercial Execution Drives Cash Burn Reductions as Revenue Scales 0.32 10 Revenue 15 • Raised Over $30M in Net Equity Proceeds Since Beginning of Q4’25 0.27 10 5 • Secured a Term Loan Facility of up to 3 $40M , with a $15M Initial Tranche in 0.22 5 Q1’26 1 0 0.17 0 • $37.9M of Cash and Cash Equivalents as of September 30, 2026, with 2025 2026 Est. 2025 2026 Est. Expected Cash Runway into 2028 1. Preliminary, Unaudited Financial Results of Q3 2026 The unaudited, preliminary Q3 2026 financial results are based on current expectations and may be adjusted as a result of, among other things, completion of quarterly procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for Q3 2026 and remains subject to the completion of financial closing procedures and internal reviews. 2. Cash burn is calculated as change in cash and cash equivalents less net financing proceeds, including net proceeds from shares issued under the Company’s “at-the-market” offering program, the Company’s February 2025 registered direct offering, the Company’s 22 PROPERTY OF HYPERFINE. ©2026. All rights reserved. October 2025 underwritten public offering, and the Company’s March 2026 debt financing. Cash and cash equivalents were $37.6 million as of December 31, 2024 and $35.1 million as of December 31, 2025, and preliminary, unaudited are expected to be approximately $37.9 million as of September 30, 2026; net financing proceeds preliminary, unaudited are expected to be approximately $25.0 million for the nine months ended September 30, 2026. Net financing proceeds in the aggregate were $27.3 million for the year ended December 31, 2025. All quarterly numbers presented herein are unaudited. Amounts may not reconcile due to rounding. 3. $40 million senior secured term loan facility, with initial tranche of $15 million at closing and an additional $25 million available upon achievement of certain commercial milestones through December 2027 4. The Company has not provided a reconciliation of full year 2026 net cash burn guidance to forward-looking net change in cash and cash equivalents, because the amount and timing of future financing proceeds cannot be predicted without unreasonable efforts.

Platform Technology Expansion Opportunities

Hyperfine CORE Technology is Well Positioned to Deliver in Multiple Markets with Additional Growth and Value-added Services[1]



	Now	Next	Future
Neuro Expansion	***Expanded sequence offering*** ***Contrast Imaging indication*** (Contrast PMR enrolled)	***Mobile*** for acute care and private practice Intraoperative use	Mobile brain health Screening services
Platform expansion: Anatomy and Applications	Neonatal imaging ***System accessories***	C-spine Interventions platform	Diabetic foot Breast
Software and Services	Teleradiology integration ***PULSE*** (Developer subscription)	AI-powered clinical decision support SaaS Open developer ecosystem	App marketplace Data exchange platform





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BOLD- Ongoing activities at Hyperfine

1. Forward-looking; see slide 2. Subject to regulatory clearance and other risks.

SWOOP

Leadership Team With Proven Track Record of Success Maria Brett Hale Tom Rob Chief Administrative Fasciano, PhD Sainz Teisseyre, PhD Officer and Chief President and Chief Chief Operating Chief Regulatory Financial Officer Executive Officer Officer and Quality Officer Rafael Donnay Eric Chi Nguyen Todd Finch Senior Vice Senior Vice President Vice President Willis President of of Office and of US Sales Vice President of Hospital Business Community Business International Edmond Leslie Grab Rafael General Counsel Knopp, MD O’Halloran, PhD Chief Medical Vice President of Officer Technology 24 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Hyperfine, Inc. Opportunity Broad Indications Prolific Innovation Large TAM Strong Proprietary and Applicability Engine First-Mover Position • $16B+ US device market • Brain imaging of • Image quality • Portable MR category potential across patients of all ages approaching leader inpatient, outpatient and • Safe in multiple sites of conventional MRI • First FDA-clearance community settings care • ~2 AI-powered software • ~200 issued patents • Global opportunity • Used in large neuro releases per year • ~250,000 ULF images disease populations • Over 225 Installed base globally Strong Financial Vast Clinical and Reimbursement in Diversified Revenue • Multiple growth Profile Economic Evidence Place catalysts across hospital, • Rapid topline growth • 180+ Peer Reviewed • Existing Outpatient CPT office and international • 50%+ Gross Margin and Clinical & HEOR codes in both hospital verticals growing with scale publications & editorials and office settings • IDN and multi-unit • Operating leverage, • Continued pipeline of • IAC accreditation hospital placements capital efficient and cash evidence including • Recurring revenue runway expected into NEURO PMR and stream 2028 Contrast PMR Attractive Platform Expansion Opportunities • Expansion into contrast imaging, additional sites of care, new anatomies, and clinical decision support PROPERTY OF HYPERFINE. ©2026. All rights reserved. 25